Exhibit 10.24


                                 BUSINESS LEASE

         THIS AGREEMENT, entered into this 1st day of September, 1996 between Y.F.G., Inc.; 13015 S.W. 85th Avenue Road, Dade, Florida 33156, hereinafter called the lessor or landlord, party of the first part, and Mansur Industries, Inc.; 8425 S.W. 129th Terrace Miami, Florida 33156 hereinafter called the lessee or tenant, party of the second part:

         WITNESSETH, that the said lessor or landlord does this day lease unto said lessee, and said lessee does hereby hire and take as tenant _____ under said lessor the following described premises; (Describe type of property, address, etc.)

                         No. 12940 S.W. 85th Avenue Road

situate in Dade County, State of Florida ________, to be used and occupied by the lessee as storage and light manufacturing/assembly of recyclable parts washers and for no other purposes or uses whatsoever, for the term of two (2) years, subject and conditioned on the provisions of clause ten of this lease beginning the 1st day of September 1996, and ending the 30th day of August, 1998, at and for the agreed total rental of Sixty Thousand Five Hundred 16/100 ($60,500.16) Dollars, payable as follows:

         $2,520.84 per month plus sales tax charged by the State of Florida commencing September 1, 1996.

         The landlord has received one month rent in advance including sales tax in the amount of $2,684.70 and two months security deposit in the amount of $5,041.68.

         Sales tax is $163.86 per month, plus any increase in sales tax applicable. Thereby making total monthly payment of $2,684.70.

all payments to be made to the lessor on the first day of each and every month in advance without demand at the office of Y.F.G., Inc., 13015 S.W. 85th Avenue Road in the City of Miami, Florida 33156 or at such other place and to such other person, as the lessor may from time to time designate in writing.

         The following express stipulations and conditions are made a part of this lease and are hereby assented to by the lessee:

         FIRST: The lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by lessee, except movable office furniture, shall become the property of the lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this lease.

         SECOND: All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever.

         THIRD: That the tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term, and shall also promptly comply with an execute all rules, orders and regulations of the applicable fire prevention codes for the prevention of fires, at ___________________ own cost and expense.


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         FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the Life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

         FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the lessor, are the conditions upon which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the lessor, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder.

         SIXTH: If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, without being liable in any way therefor, and relet the premises with or without any furniture that may be, therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such re-letting, the said lessee shall pay any deficiency, and if more than the full rental is realized lessor will pay over to said lessee the excess of demand.

         SEVENTH: Lessee agrees to pay the cost of collection and ten percent attorney's fee on any part of said rental that may be collected by suit or by attorney, after the same is past due.

         EIGHTH: The lessee agrees that he will pay all charges for rent, gas, electricity or other illumination, and for all water used on said premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the lessor may at its option consider the said lessee tenant at sufferance and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

         NINTH: The said lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said lessor, and does hereby agree to pay attorney's fees of ten percent of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by the lessor.

         TENTH: The lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within thirty (30) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

         ELEVENTH: Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable

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wear and tear arising from the use thereof under this agreement, and to make good to said lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

         TWELFTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

         THIRTEENTH: If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without affecting lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

        FOURTEENTH: Lessee hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of this State, or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this agreement.

        FIFTEENTH: This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, personal representatives, or successors as the case may be, of the lessee.

         SIXTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

         SEVENTEETH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the lessor, to comply with the terms of this contract.

         EIGHTEENTH: The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

         NINETEENTH: It is further understood and agreed between the parties hereto that any charges against the lessee by the lessor for services or for work done on the premises by order of the lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

         TWENTIETH: It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same.

         TWENTY-FIRST: RADON GAS NOTIFICATION (the following notification may be required in some states): Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings. Additional information regarding radon and radon testing may be obtained from your county public health unit.

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         TWENTY-SECOND: Tenant shall have the right to cancel this lease by giving four months prior written notice to the Landlord.

         TWENTY-THREE:  All notices shall be sent by certified mail.

         TWENTY-FOURTH: Lessee shall not, either in the course of its business or otherwise, cause to be released upon the leased premises any hazardous or toxic waste materials, nor shall lessee engage in illegal activities upon said premises.

         TWENTY-FIFTH: It is hereby understood that any repairs to the inside of the building will be the responsibility of the tenant, including oil/or grease stains in the concrete floor.

         TWENTY-SIXTH: The responsibility of the lessor will for the repair of the roof through normal wear. If the roof damage occurs through lessee negligence, then damage must be repaired by the lessee.

         **FROM FIFTH: The lessor, his agents or attorneys, shall have the right to enter said premises and remove all personal property from the premises and declare the rent for the entire balance of the term of this lease presently due and payable.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument for the purpose therein expressed, the day and year above written.

Signed, sealed and delivered in the presence of:

                                                /s/ John P. Germano
- ------------------------------                  ------------------------------
Witness Signature (as to Lessor)                Lessor Signature

                                                John P. Germano
- ------------------------------                  ------------------------------
Printed Name                                    Printed Name


- ------------------------------                  ------------------------------
Witness Signature (as to Lessor)                Post Office Address

- ------------------------------
Printed Name

- ------------------------------
Witness Signature (as to Lessee)
                                                /s/ Paul I. Mansur CEO
- ------------------------------                  ------------------------------
Printed Name                                    Lessee Signature

- ------------------------------                  Paul I. Mansur
Witness Signature (as to Lessee)                ------------------------------
                                                Printed Name

- --------------------------------                ------------------------------
Printed Name                                    Post Office Address

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          LEASE AGREEMENT BETWEEN: Y.F.G. INC./MANSUR INDUSTRIES, INC.
                                   NO. 12940 S.W. 85TH AVENUE ROAD
                                   SEPTEMBER 1, 1996

STATE OF FLORIDA ____________________ ) I hereby Certify that on this day, COUNTY OF DADE ______________________ ) before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared Paul Mansur, known to me to be the person described in and who executed the foregoing instrument, who acknowledged before me that ______ executed the same, and an oath was not taken. (Check one;)[x] said person(s) is/are personally known to me. [ ] Said person(s) provided the following type of identification:___________________________________________________.

/s/ Lydia Hubbell
- ------------------------------

Lydia Hubbell
- ------------------------------
Printed Name

/Notary Rubber Stamp Seal/

                                Witness my hand and official seal in the
                                County and State last aforesaid this 30th day of August, A.D. 1996.
                                                  _____________________________
                                                  Notary Public
                                                  _____________________________
                                                  Printed Name